SECURITIES PURCHASE AGREEMENT

THIS  SECURITIES  PURCHASE  AGREEMENT  (the  “Agreement”),  dated   as   of

November 14, 2018, is entered into by and between PARALLAX HEALTH SCIENCES, INC., a

Nevada   corporation,   (the   “Company”)   and   PEAK   ONE   OPPORTUNITY   FUND,   L.P.,   a

Delaware limited partnership (the “Buyer”).

WITNESSETH:

WHEREAS, the Company and the Buyer are executing and delivering this Agreement in accordance  with  and  in  reliance  upon  the  exemption  from  securities  registration  afforded,  inter alia,  by  Rule  506  under  Regulation  D  (“Regulation  D”)  as  promulgated  by  the  United  States

Securities  and  Exchange  Commission (the  “SEC”)  under  the  Securities  Act  of  1933,  as  amended

(the “1933 Act”), and/or Section 4(2) of the 1933 Act; and

WHEREAS,  the  Buyer  wishes  to  purchase  from  the  Company,  and  the  Company wishes to  sell  the  Buyer,  upon  the  terms  and  subject  to  the  conditions  of  this  Agreement,  securities consisting of the Company’s Convertible Debentures due three  years from the respective dates of issuance  (the  “Debentures”),  each  of  which  are  in  the  form  of  Exhibit  A  hereto,  which  will  be

convertible  into  shares   of  the  Company’s   common  stock,  par  value  $0.001  per  share   (the

“Common  Stock”),  in  the  aggregate  principal  amount  of  up  to  Two  Hundred  Eighty  Seven

Thousand  Five  Hundred  and  00/100  Dollars  ($287,500.00),  for  an  aggregate  Purchase  Price  of

up   to   Two   Hundred   Fifty   Eight   Thousand   Seven   Hundred   Fifty   and   00/100   Dollars

($258,750.00),  as  well  as  that  certain  Warrant  (as  defined  herein),  all  upon  the  terms  and  subject to the conditions of this Agreement, the Debentures, and other related documents;

NOW   THEREFORE,   in   consideration   of   the   premises   and   the   mutual   covenants

contained herein  and other  good  and valuable consideration, the receipt and sufficiency of  which are hereby acknowledged, the parties agree as follows:

1.

DEFINITIONS; AGREEMENT TO PURCHASE.

a.

Certain  Definitions.   As  used  herein,  each  of  the  following  terms  has  the meaning set forth below, unless the context otherwise requires:

(i)

“Affiliate”  means,  with  respect  to  a  specific  Person  referred  to  in  the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.

(ii)

“Certificates”   means   certificates   representing   the   Conversion   Shares

issuable hereunder, each duly executed on behalf of the Company and issued hereunder.

(iii)      “Closing  Date”  means  the  date  on  which  one  of  the  two  (2)  Closings  are held, which are the Signing Closing Date and the Second Closing Date.

(iv)

[Reserved]

(v)

“Commitment   Fee”   shall   have   the   meaning   ascribed   to   such   term   in

Section 12(a).

(vi)

“Common  Stock”  shall  have  the  meaning  ascribed  to  such  term  in  the

Recitals.

(vii)     “Conversion  Amount”  shall  mean  the  Conversion  Amount  as  defined  in

the   Debentures,   provided,   however   that   for   purposes   of   the   foregoing   calculation,   the   full

indebtedness  under  the  Debentures  shall  be  deemed  immediately  convertible,  notwithstanding the 4.99% limitation on ownership set forth in the Debentures.

(viii)    “Conversion   Price”   means   the   Conversion   Price   as   defined   in   the

Debentures.

(ix)

“Conversion  Shares”  means  the  shares  of  Common  Stock  issuable  upon conversion of the Debentures.

(x)

“DWAC   Operational”   means   that   the   Common   Stock   is   eligible   for

clearing  through  the  Depository  Trust  Company  (“DTC”)  via  the  DTC’s  Deposit  Withdrawal

Agent  Commission  or  “DWAC” system  and  active  and  in  good  standing  for  DWAC  issuance  by the Transfer Agent (as defined herein).

(xi)

“Dollars” or “$” means United States Dollars.

(xii)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(xiii)    “Investments”  means  Peak  One  Investments,  LLC,  the  general  partner  of the Buyer.

(xiv)     “Irrevocable Resolutions” has the meaning set forth in Section 8(i).

(xv)      “Market Price of the Common Stock” means (x) the lowest traded price of the  Common  Stock  for  the  period  indicated  in  the  relevant  provision  hereof  (unless  a  different relevant  period  is  specified  in  the  relevant  provision),  as  reported  by Bloomberg,  LP  or,  if  not  so reported,  as reported on the OTCQB,  OTCQX or  OTC Pink or (y) if the  Common Stock is listed on a stock exchange, the closing price on such exchange, as reported by Bloomberg LP.

(xvi)     “Material   Adverse   Effect”   means   a   material   adverse   effect   on   the

business, operations or condition (financial or otherwise)   or results of operation of the Company

and  its  Subsidiaries  taken  as  a  whole,  in  the  reasonable  commercial  discretion  of  the  Buyer,

irrespective of any finding of fault, magnitude of liability (or lack of financial liability).  Without limiting the generality of  the foregoing, the occurrence of any of the following, in the reasonable

commercial  discretion  of  the  Buyer,  shall  be  considered  a  Material  Adverse  Effect:   (i)  any  final

money,   judgment,   writ   or   warrant   of   attachment,   or   similar   process   (including   an   arbitral

determination) in excess of Fifty Thousand Dollars ($50,000) shall be entered or filed against the

Company or  any of  its  Subsidiaries  (including,  in  any event,  products  liability claims  against  the

Company  or  its  Subsidiaries)  other  than  what  is  previously  disclosed  in  public  filings,  (ii)  the suspension  or  withdrawal  of  any  governmental  authority  or  permit  pertaining  to  a  material amount  of  the  Company’s  or  any  Subsidiary’s  products  or  services,  (iii)  the  loss  of  any  material insurance  coverage  (including,  in  any  case,  comprehensive  general  liability  coverage,  products liability  coverage  or  directors  and  officers  coverage,  in  each  case  in  effect  at  the  time  of execution and delivery of this Agreement), (iv) an action by a regulatory agency or governmental body  affecting  the  Common  Stock  (including,  without  limitation,  (1)  the  commencement  of  any regulatory  investigation  of  which  the  Company  is  aware,  the  suspension  of  trading  of  the

Common  Stock  by  the  Financial  Industry  Regulation  Authority  (“FINRA”),  the  SEC,  the  OTC

Bulletin Board (“OTCBB”) or the OTC Markets Group, Inc., the failure of the Common Stock to be  DTC  eligible  or  the  placing of  the  Common  Stock  on  the  DTC  “chill  list”  or  (2) the  engaging in  any  market  manipulation  or  other  unlawful  or  improper  trading  or  other  activity  by  any

Affiliate),    (v)    the    Company’s    independent    registered    accountants    shall    resign    under

circumstances  where  a  disagreement  exists  between  the  Company  and  its  independent  registered accountants,  (vi)  the  Company  shall  fail  to  timely  file  any  disclosure  document  as  required  by applicable  federal  or  state  securities  laws  and  regulations  or  by  the  rules  and  regulations  of  any exchange,  trading  market  or  quotation  system  to  which  the  Company  or  the  Common  Stock  is subject, or (vii) the Chief  Executive Officer of the  Company or  any other key full-time officer or

director   of   the   Company,   shall,   for   any   reason   (including,   without   limitation,   termination,

resignation,  retirement,  death  or  disability)  cease  to  act  on  behalf  of  the  Company  in  the  same role  and  to  the  same  extent  as  his  or  her  involvement  as  of  the  date  of  execution  and  delivery  of this Agreement.

(xvii)   “Person”   means   any   living   person   or   any   entity,   such   as,   but   not

necessarily limited to, a corporation, partnership or trust.

(xviii)  “Purchase Price” means the price that the Buyer pays for the Debentures at each respective Closing,  which are the Signing Purchase Price and the Second Purchase Price, as

the case may be.

(xix)     “Registrable  Securities”  shall  mean  the  Conversion  Shares,  and,  to  the extent applicable, and any other shares of capital stock or other securities of the Company or any successor  to  the  Company  that  are  issued  upon  exchange  of  Conversion  Shares  and/or  such

Restricted Stock.

(xx)      “Registration  Statement”  shall  mean  a  registration  statement  on  Form  S-1

(or  any successor  thereto)  filed  or  contemplated  to  be  filed  by the  Company with  the  SEC  under the Securities Act.

(xxi)     “Restricted  Stock”  shall  mean  shares  of  Common  Stock  which  are  not freely trading shares when issued.

(xxii)   “Securities” means the Debentures and the Shares.

(xxiii)   “Shares” means the Conversion Shares.

(xxiv)    “Second  Closing  Date”  shall  have  the  meaning  ascribed  to  such  term  in

Section 6(b).

(xxv)    “Second  Debenture”  means  the  second  of  the  two  (2)  Debentures,  in  the principal  amount  of  One  Hundred  Sixty  Two  Thousand  Five  Hundred  and  00/100  Dollars

($162,500.00), which is issued by the Company to the Buyer on the Second Closing Date.

(xxvi)   “Second  Purchase  Price”  shall  be  One  Hundred  Forty  Six  Thousand  Two

Hundred Fifty and 00/100 Dollars ($146,250.00)

(xxvii) “Signing  Closing  Date”  shall  have  the  meaning  ascribed  to  such  term  in

Section 6(a).

(xxviii) “Signing  Debenture”  means  the  first  of  the  two  (2)  Debentures,  in  the principal  amount  of  One  Hundred  Twenty  Five  Thousand  and  00/100  Dollars  ($125,000.00),  to

be issued by the Company to the Buyer on the Signing Closing Date.

(xxix)   “Signing  Purchase  Price”  shall  be  One  Hundred  Twelve  Thousand  Five

Hundred and 00/100 Dollars ($112,500.00).

(xxx)    “Subsidiary” shall have the meaning ascribed to such term in Section 3(b).

(xxxi)    “Transaction   Documents”   means,   collectively,   this   Agreement,   the

Debentures,  the  Transfer  Agent  Instruction  Letter,  the  Irrevocable  Resolutions  and  the  other agreements, documents and instruments contemplated hereby or thereby.

(xxxii) “Transfer  Agent”  shall  have  the  meaning  ascribed  to  such  term  in  Section

4(a).

(xxxiii) “Transfer  Agent  Instruction  Letter”  shall  have  the  meaning  ascribed  to such term in Section 5(a).

b.

Purchase and Sale of Debentures.

(i)

The   Buyer   agrees   to   purchase   from   the   Company,   and   the   Company

agrees  to  sell  to  the  Buyer,  the  Debentures  and  Warrant  on  the  terms  and  conditions  set  forth

below  in  this  Agreement  and  the  other  Transaction  Documents.   The  Warrant  shall  be  earned  in

full as an inducement fee as of the Signing Closing Date.

(ii)

Subject  to  the  terms  and  conditions  of  this  Agreement   and  the  other

Transaction  Documents,  the  Buyer  will  purchase  the  Debentures  and  Warrant  at  certain  closings

(each, a “Closing”) to be held on certain respective Closing Dates.

c.

[Reserved]

(i)

[Reserved]

(ii)

[Reserved]

2.   BUYER’S REPRESENTATIONS, WARRANTIES, ETC.

The  Buyer  represents  and  warrants  to,  and  covenants  and  agrees  with,  the  Company  as follows:

a.    Investment  Purpose.    Without  limiting  the  Buyer’s  right  to  sell  the  Shares pursuant  to  a  Registration  Statement,  Buyer  is  purchasing  the  Debentures,  and  will  be  acquiring the  Conversion  Shares,  for  its  own  account  for  investment  only  and  not  with  a  view  towards  the public  sale  or  distribution  thereof  and  not  with  a  view  to  or  for  sale  in  connection  with  any distribution thereof.

b.   Accredited  Investor  Status.    Buyer  is  (i)  an  “accredited  investor”  as  that

term  is  defined  in  Rule  501  of  the  General  Rules  and  Regulations  under  the  1933  Act  by  reason

of   Rule   501(a)(3),   (ii)   experienced   in   making   investments   of   the   kind   described   in   this

Agreement   and   the   related   documents,   (iii)   able,   by   reason   of   the   business   and   financial

experience  of  its  officers  (if  an  entity)  and  professional  advisors  (who  are  not  affiliated  with  or compensated  in  any  way  by  the  Company  or  any  of  its  affiliates  or  selling  agents),  to  protect  its own  interests  in  connection  with  the  transactions  described  in  this  Agreement,  and  the  related documents, and (iv) able to afford the entire loss of its investment in the Securities.

c.    Subsequent   Offers   and   Sales.     All   subsequent   offers   and   sales   of   the

Securities  by  the  Buyer  shall  be  made  pursuant  to  registration  of  the  Shares  under  the  1933  Act or  pursuant  to  an  exemption  from  registration  and  compliance  with  applicable  states’  securities laws.

d.   Reliance  on  Exemptions.    Buyer  understands  that  the  Securities  are  being

offered  and  sold  to  it  in  reliance  on  specific  exemptions  from  the  registration  requirements  of

United States federal and state securities laws and that the Company is relying upon the truth and

accuracy  of,  and  the  Buyer’s  compliance  with,   the  representations,  warranties,  agreements,

acknowledgments  and  understandings  of  the  Buyer  set  forth  herein  in  order  to  determine  the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

e.    Information.   Buyer  and  its  advisors  have  been  furnished  with  all  materials relating  to  the  business,  finances  and  operations  of  the  Company  and  materials  relating  to  the

offer  and  sale  of  the  Securities  which  have  been  requested  by the  Buyer.   Buyer  and  its  advisors

have been afforded the opportunity to ask questions of the Company and have received complete

and  satisfactory  answers  to  any such  inquiries.   Without  limiting  the  generality of  the  foregoing,

Buyer  has  also  had  the  opportunity  to  obtain  and  to  review  the  Company’s  Annual  Report  on

Form 10-K for the fiscal year ended December 31, 2017, and Quarterly Report on Form 10-Q for

the fiscal quarter ended June 30, 2018 (collectively, the “SEC Documents”).

f.    Investment  Risk.    Buyer  understands  that  its  investment  in  the  securities constitutes  high  risk  investment,  its  investment  in  the  Securities  involves  a  high  degree  of  risk,

including the risk of loss of the Buyer’s entire investment.

g.   Governmental  Review.   Buyer  understands  that  no  United  States  federal  or

state  agency  or  any  other  government  or  governmental  agency  has  passed  on  or  made  any recommendation or endorsement of the Securities.

h.   Organization;  Authorization.   Buyer  is  duly  organized,  validly  existing  and

in  good  standing  under  the  laws  of  the  jurisdiction  of  its  organization.   This  Agreement  and  the

other  Transaction  Documents  have  been  duly  and  validly  authorized,  executed  and  delivered  on behalf  of  the  Buyer  and  create  a  valid  and  binding  agreement  of  the  Buyer  enforceable  in accordance  with  its  terms,  subject  as  to  enforceability  to  general  principles  of  equity  and  to

bankruptcy,   insolvency,   moratorium   and   other   similar   laws   affecting   the   enforcement   of

creditors’ rights generally.

i.    Residency.    The  state  in  which  any  offer  to  sell  Securities  hereunder  was made to or accepted by the Buyer is the state shown as the Buyer’s address contained herein, and

Buyer is a resident of such state only.

3.   COMPANY REPRESENTATIONS AND WARRANTIES, ETC.

The Company represents and warrants to the Buyer that:

a.    Concerning the Debentures and the Shares.  There are no preemptive rights of any stockholder of the Company to acquire the Debentures or the Shares.

b.   Organization;  Subsidiaries;  Reporting  Company  Status.   Attached  hereto

as  Schedule  3(b)  is  an  organizational  chart  describing  all  of  the  Company’s  wholly-owned  and majority-owned  subsidiaries  (the  “Subsidiaries”)  and  other  Affiliates,  including  the  relationships among  the  Company  and  such  Subsidiaries,  including  as  to  each  Subsidiary  its  jurisdiction  of organization  and  the  percentage  of  ownership  held  by  the  Company,  and  the  parent  company  of

the Subsidiary, including the percentage of ownership of the Company held by it.   The Company

and  each  Subsidiary  is  a  corporation  or  other  form  of  businesses  entity  duly  organized,  validly existing  and  in  good  standing  under  the  laws  its  respective  jurisdiction  of  organization  (except that RoxSan Pharmacy Inc. is not in good standing as of the date of this Agreement), and each of them  has  the  requisite corporate  or  other  power  to  own  its  properties  and  to  carry on  its  business

as  now  being  conducted.    The  Company  and  each  Subsidiary  is  duly  qualified  as  a  foreign corporation  or  other  entity  to  do  business  and  is  in  good  standing  in  each  jurisdiction  where  the nature  of  the  business  conducted  or  property  owned  by  it  makes  such  qualification  necessary,

other  than  those  jurisdictions  in  which  the  failure  to  so  qualify  would  not  have  a  Material

Adverse  Effect.    The  Common  Stock  is  listed  and  traded  on  the  OTCM  (as  defined  below)

(trading  symbol:  PRLX).    The  Company  has  received  no  notice,  either  oral  or  written,  from

FINRA,  the  SEC,  or  any  other  organization,  with  respect  to  the  continued  eligibility  of  the

Common  Stock  for  such  listing,  and  the  Company  has  maintained  all  requirements  for  the

continuation  of  such  listing.   The  Company is  an  operating  company in  that,  among  other  things

(A)  it  primarily engages,  wholly or  substantially,  directly or  indirectly through  a  majority owned

Subsidiary or Subsidiaries, in the production or sale, or the research or development, of a product or  service  other  than  the  investment  of  capital,  (B)  it  is  not  an  individual  or  sole  proprietorship,

(C)  it  is  not  an  entity  with  no  specific  business  plan  or  purpose  and  its  business  plan  is  not  to engage  in  a  merger  or  acquisition  with  an  unidentified  company  or  companies  or  other  entity  or person,  and  (D)  it  intends  to  use  the  proceeds  from  the  sale  of  the  Debentures  solely  for  the

operation   of   the   Company’s   business   and   uses   other   than   personal,   family,   or   household

purposes.

c.    Authorized  Shares.   Schedule  3(c)  sets  forth  all  capital  stock  and  derivative securities  of  the  Company  that  are  authorized  for  issuance  and  that  are  issued  and  outstanding.

All  issued  and  outstanding  shares  of  Common  Stock  have  been  duly  authorized  and  validly

issued  and  are  fully  paid  and  nonassessable.     The  Company  has  sufficient  authorized  and

unissued  shares  of  Common  Stock  as  may  be  necessary  to  effect  the  issuance  of  the  Shares,

assuming  the  prior  issuance  and  exercise,  exchange  or  conversion,  as  the  case  may  be,  of  all

derivative  securities  authorized,  as  indicated  in  Schedule  3(c).    The  Shares  have  been  duly

authorized  and,  when  issued  upon  conversion  of,  or  as  interest  on,  the  Debentures,  the  Shares will  be  duly  and  validly  issued,  fully  paid  and  non-assessable  and  will  not  subject  the  holder thereof to personal liability by reason of being such holder.  At all times, the Company shall keep available  and  reserved  for  issuance  to  the  holders  of  the  Debentures  shares  of  Common  Stock duly authorized for issuance against the Debentures.

d.   Authorization.   This  Agreement,  the  issuance  of  the  Debentures  (including without  limitation  the  incurrence  of  indebtedness  thereunder),  the  issuance  of  the  Conversion

Shares   under   the   Debentures,   and   the   other   transactions   contemplated   by   the   Transaction

Documents,  have  been  duly,  validly  and  irrevocably  authorized  by  the  Company,  and  this

Agreement  has  been  duly  executed  and  delivered  by  the  Company.   The  Company’s  board  of

directors,  in  the  exercise  of  its  fiduciary  duties,  has  irrevocably  approved  the  entry  into  and

performance   of   the   Transaction   Documents,   including,   without   limitation   the   sale   of   the

Debentures  and  the  issuance  of  Conversion  Shares,  based  upon  a  reasonable  inquiry  concerning the Company’s financing objectives and financial situation.  Each of the Transaction Documents,

when   executed   and   delivered   by  the   Company,   are   and   will   be,   valid,   legal   and   binding

agreements  of  the  Company,  enforceable  in  accordance  with  their  respective  terms,  subject  as  to enforceability  to  general  principles  of  equity  and  to  bankruptcy,  insolvency,  moratorium,  and other similar laws affecting the enforcement of creditors’ rights generally.

e.    Non-contravention.

The    execution    and    delivery   of    the    Transaction

Documents,  the  issuance  of  the  Securities  and  the  consummation  by  the  Company  of  the  other transactions  contemplated  by  this  Agreement  and  the  Debentures  (including  without  limitation the  incurrence  of  indebtedness  thereunder)  do  not  and  will  not  conflict  with  or  result  in  a  breach by the  Company of  any of  the  terms  or  provisions  of,  or  constitute  a  default  under  (i)  the  articles of  incorporation  or  by-laws  of  the  Company,  each  as  currently  in  effect,  (ii)  any  indenture,

mortgage,  deed  of  trust,  or  other  material  agreement  or  instrument  to  which  the  Company  is  a party  or  by  which  it  or  any  of  its  properties  or  assets  are  bound,  including  any  listing  agreement for the Common Stock, except as herein set forth  or an event which results in the creation of any lien,  charge  or  encumbrance  upon  any  assets  of  the  Company  or  the  triggering  of  any  anti-

dilution  rights,  rights  of  first  refusal  or  first  offer  on  the  part  of  holders  of  the  Company’s securities, (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable

decree,   judgment,   or   order   of   any   court,   United   States   federal   or   state   regulatory   body,

administrative  agency,  or  other  governmental  body having jurisdiction  over  the  Company or  any of  its  properties  or  assets,  or  (iv)  the  Company’s  listing  agreement  for  its  Common  Stock  (if applicable).

f.    Approvals.  No authorization, approval or consent of any court, governmental

body,   regulatory   agency,   self-regulatory   organization,   or   stock   exchange   or   market   or   the

stockholders of the Company is required to be obtained by the Company for the entering into and performing  this  Agreement  and  the  other  Transaction  Documents  (including  without  limitation the  issuance  and  sale  of  the  Securities  to  the  Buyer  as  contemplated  by  this  Agreement)  except such  authorizations,  approvals  and  consents  that  have  been  obtained,  or  such  authorizations,

approvals and consents, the failure of which to obtain would not have a Material Adverse Effect.

g.   SEC  Filings;  Rule  144  Status.      None  of  the  SEC  Documents  contained,  at

the  time  they  were  filed,  any  untrue  statement  of  a  material  fact  or  omitted  to  state  any  material fact required to be stated  therein or  necessary to  make the statements made therein in light of  the

circumstances  under  which  they  were  made,  not  misleading.    The  Company  timely  filed  all

requisite  forms,  reports  and  exhibits  thereto  with  the  SEC  as  required.    The  Company  is  not

aware  of  any  event  occurring  on  or  prior  to  the  execution  and  delivery  of  this  Agreement  that would  require  the  filing  of,  or  with  respect  to  which  the  Company  intends  to  file,  a  Form  8-K

after  such  time.   The  Company  satisfies  the  requirements  of  Rule  144(i)(2),  and  the  Company shall continue to satisfy all applicable  requirements of Rule 144 (or  any successor  thereto)  for so long  as  any  Securities  are  outstanding  and  not  registered  pursuant  to  an  effective  registration statement filed with the SEC.

h.   Absence  of  Certain  Changes.   Since  June  30,  2018,  when  viewed  from  the

perspective  of  the  Company  and  its  Subsidiaries  taken  as  a  whole,  there  has  been  no  material adverse  change  and  no  material  adverse  development  in  the  business,  properties,  operations,

condition  (financial  or  otherwise),  or  results  of  operations  of  the  Company  and  its  Subsidiaries

(including, without limitation, a change or development which constitutes, or with the passage of time  is  reasonably  likely  to  become,  a  Material  Adverse  Effect),  except  as  disclosed  in  the  SEC

Documents.   Since  June  30,  2018,  except  as  provided  in  the  SEC  Documents,  the  Company  has not  (i)  incurred  or  become  subject  to  any  material  liabilities  (absolute  or  contingent)  except

liabilities   incurred   in   the   ordinary   course   of   business   consistent   with   past   practices;   (ii)

discharged  or  satisfied  any  material  lien  or  encumbrance  or  paid  any  material  obligation  or liability  (absolute  or  contingent),  other  than  current  liabilities  paid  in  the  ordinary  course  of business consistent with past practices; (iii) declared or made any payment or distribution of cash or  other  property  to  stockholders  with  respect  to  its  capital  stock,  or  purchased  or  redeemed,  or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred  any  other  tangible  assets,  or  canceled  any  debts  or  claims,  except  in  the  ordinary course  of  business  consistent  with  past  practices;  (v)  suffered  any  substantial  losses  or  waived any  rights  of  material  value,  whether  or  not  in  the  ordinary  course  of  business,  or  suffered  the

loss   of   any   material   amount   of   existing   business;   (vi)   made   any   changes   in   employee

compensation,  except  in  the  ordinary  course  of  business  consistent  with  past  practices;  or  (vii)

experienced  any  material  problems  with  labor  or  management  in  connection  with  the  terms  and conditions of their employment.

i.    Full  Disclosure.   There  is  no  fact  known  to  the  Company  (other  than  general economic  conditions  known  to  the  public  generally  or  as  disclosed  in  the  SEC  Documents)  that has  not  been  disclosed  in  writing  to  the  Buyer  that  (i)  would  reasonably  be  expected  to  have  a

Material Adverse Effect, (ii) would reasonably be expected to materially and adversely affect the ability of the  Company to perform its obligations  pursuant to the Transaction Documents, or  (iii)

would reasonably be expected to materially and adversely affect the value of the rights granted to the Buyer in the Transaction Documents.

j.    Absence  of  Litigation.   Except  as  described  in  the  SEC  Documents,  there  is no  action,  suit,  proceeding,  inquiry or  investigation  before  or  by any court,  public  board  or  body pending  or,  to  the  knowledge  of  the  Company,  threatened  against  or  affecting  the  Company,

wherein  an  unfavorable  decision,  ruling  or  finding  would  have  a  Material  Adverse  Effect  or which  would  adversely  affect  the  validity  or  enforceability  of,  or  the  authority  or  ability  of  the

Company to  perform  its  obligations  under,  any of  the  Transaction  Documents.   The  Company is

not  a  party  to  or  subject  to  the  provisions  of,  any  order,  writ,  injunction,  judgment  or  decree  of any court or government agency or instrumentality which could reasonably be expected to have a

Material Adverse Effect.

k.   Absence of  Liens.   The Company’s assets are not encumbered by any liens or

mortgages except as described in the SEC Documents.

l.    Absence  of  Events  of  Default.   No  event  of  default  (or  its  equivalent  term),

as  defined  in  the  respective  agreement,  indenture,  mortgage,  deed  of  trust  or  other  instrument,  to which  the  Company  is  a  party,  and  no  event  which,  with  the  giving  of  notice  or  the  passage  of time  or  both,  would  become  an  event  of  default  (or  its  equivalent  term)  (as  so  defined  in  such document), has occurred and is continuing, which would have a Material Adverse Effect.

m.  No  Undisclosed  Liabilities  or  Events.    The  Company  has  no  liabilities  or

obligations  other  than  those  disclosed  in  the  SEC  Documents  or  those  incurred  in  the  ordinary

course   of   the   Company’s   business   since   June  30,   2018,   and   which   individually  or   in   the

aggregate,  do  not  or  would  not  have  a  Material  Adverse  Effect.   No  event  or  circumstances  has

occurred or  exists with respect to the Company or its properties, business,  condition (financial or otherwise),  or  results  of  operations,  which,  under  applicable  law,  rule  or  regulation,  requires public  disclosure  or  announcement  prior  to  the  date  hereof  by  the  Company  but  which  has  not

been  so  publicly  announced  or  disclosed.   There  are  no  proposals  currently  under  consideration or  currently  anticipated  to  be  under  consideration  by  the  Board  of  Directors  or  the  executive officers  of  the  Company  which  proposal  would  (x)  change  the  articles  of  incorporation,  by-laws or  any  other  charter  document  of  the  Company,  each  as  currently  in  effect,  with  or  without shareholder  approval,  which  change  would  reduce  or  otherwise  adversely  affect  the  rights  and powers  of  the  shareholders  of  the  Common  Stock  or  (y)  materially  or  substantially  change  the business, assets or capital of the Company.

n.   No  Integrated  Offering.   Neither  the  Company  nor  any  of  its  affiliates  nor

any  Person  acting  on  its  or  their  behalf  has,  directly  or  indirectly,  at  any  time  during  the  six month  period  immediately  prior  to  the  date  of  this  Agreement  made  any  offer  or  sales  of  any security or  solicited  any  offers  to  buy  any security  under  circumstances  that  would  eliminate  the availability  of  the  exemption  from  registration  under  Rule  506  of  Regulation  D  in  connection

with  the  offer  and  sale  of  the  Securities  as  contemplated  hereby.   The  issuance  of  the  Securities

to  the  Buyer  will  not  be  integrated  with  any  other  issuance  of  the  Company’s  securities  (past,

current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

o.   Dilution.   The  number  of  Shares  issuable  upon  conversion  of  the  Debentures may increase  substantially in  certain  circumstances,  including,  but  not  necessarily limited  to,  the circumstance wherein  the Market Price of  the Common Stock declines prior to the  conversion of

the   Debentures.     The   Company’s   executive   officers   and   directors   have   studied   and   fully

understand the nature of  the securities being sold  hereby and recognize that they have  a potential dilutive  effect  and  further  that  the  conversion  of  the  Debentures  and/or  sale  of  the  Conversion

Shares  may  have  an  adverse  effect  on  the  Market  Price  of  the  Common  Stock.   The  Board  of

Directors  of  the  Company  has  concluded,  in  its  good  faith  business  judgment  that  such  issuance

is  in  the  best  interests  of  the  Company.    The  Company  specifically  acknowledges  that  its

obligation to issue the Conversion Shares upon conversion of the Debentures is binding upon the

Company  and  enforceable  regardless  of  the  dilution  such  issuance  may  have  on  the  ownership

%s of other shareholders of the Company.

p.   Regulatory   Permits.      The   Company   has   all   such   permits,   easements,

consents,  licenses,  franchises  and  other  governmental  and  regulatory  authorizations  from  all appropriate  federal,  state,  local  or  other  public  authorities  (“Permits”)  as  are  necessary  to  own

and   lease   its   properties   and   conduct   its   businesses   in   all   material   respects   in   the   manner

described  in  the  SEC  Documents  and  as  currently  being  conducted.   All  such  Permits  are  in  full

force  and  effect  and  the  Company has  fulfilled  and  performed  all  of  its  material  obligations  with respect  to  such  Permits,  and  no  event  has  occurred  that  allows,  or  after  notice  or  lapse  of  time would  allow,  revocation  or  termination  thereof  or  will  result  in  any other  material  impairment  of the  rights  of  the  holder  of  any  such  Permit,  subject  in  each  case  to  such  qualification  as  may  be

disclosed  in  the  SEC  Documents.    Such  Permits  contain  no  restrictions  that  would  materially impair  the  ability  of  the  Company  to  conduct  businesses  in  the  manner  consistent  with  its  past

practices.   The  Company  has  not  received  notice  or  otherwise  has  knowledge  of  any  proceeding or action relating to the revocation or modification of any such Permit.

q.   Residency.    The  state  in  which  any  offer  to  sell  Securities    hereunder  was

made  or  accepted  by  the  Seller  is  the  state  shown  as  the  Seller’s  address  contained  herein,  and

Seller is a resident of such state only.

r.    Hazardous  Materials.    The  Company  is  in  compliance  with  all  applicable

Environmental  Laws  in  all  respects  except  where  the  failure  to  comply  does  not  have  and  could not reasonably be expected to have a Material Adverse Effect.  For purposes of the foregoing:

“Environmental  Laws”  means,  collectively,  the  Comprehensive  Environmental

Response,  Compensation  and  Liability  Act  of  1980,  as  amended,  the  Superfund  Amendments and  Reauthorization  Act  of  1986,  the  Resource  Conservation  and  Recovery  Act,  the  Toxic

Substances  Control  Act,  as  amended,  the  Clean  Air  Act,  as  amended,  the  Clean  Water  Act,  as amended, any other “Superfund” or “Superlien” law or any other applicable federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating,  relating to, or imposing liability or standards of conduct concerning, the environment or any Hazardous Material.

“Hazardous  Material”  means  and  includes  any  hazardous,  toxic  or  dangerous waste, substance or material, the generation, handling, storage, disposal, treatment or emission of which is subject to any Environmental Law.

s.    Independent    Public    Accountants.

The    Company’s    auditor    is    an

independent  registered  public  accounting  firm  with  respect  to  the  Company,  as  required  by  the

1933 Act, the Exchange Act and the rules and regulations promulgated thereunder.

t.    Internal Accounting Controls.   The Company maintains a system of internal

accounting controls sufficient to provide  reasonable assurances  that (1) transactions are executed in accordance  with management’s  general  or specific authorization; (2)  transactions are recorded as  necessary  to  permit  preparation  of  financial  statements  in  conformity  with  generally  accepted accounting  principles  and  to  maintain  accountability  for  assets;  (3)  access  to  assets  is  permitted only  in  accordance  with  management’s  general  or  specific  authorization;  and  (4)  the  recorded accountability  for  assets  is  compared  with  existing  assets  at  reasonable  intervals  and  appropriate action is taken with respect to any differences.

u.   Brokers.  No Person (other than the Buyer and its principals, employees and agents) is entitled to receive any consideration from the Company or the Buyer arising from any finder’s agreement, brokerage agreement or other agreement to which the Company is a party.

v.   DWAC  Operational;  DRS.    The  Company  is  currently  and  shall  remain

DWAC Operational and eligible for DRS

4.   CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

a.    Transfer   Restrictions.     The   parties   acknowledge   and   agree   that   (1)   the

Debentures  have  not  been  registered  under  the  provisions  of  the  1933  Act  and  the  Shares  have not  been  registered  under  the  1933  Act,  and  may  not  be  transferred  unless  (A)  subsequently registered  thereunder  or  (B)  the  Securities  to  be  sold  or  transferred  may  be  sold  or  transferred pursuant  to  an  exemption  from  such  registration;  (2)  any  sale  of  the  Securities  made  in  reliance on Rule 144 promulgated under the 1933 Act (“Rule 144”) may be made only in accordance with the  terms  of  Rule  144  and  further,  if  Rule  144  is  not  applicable,  any  resale  of  such  Securities under  circumstances  in  which  the  seller,  or  the  Person  through  whom  the  sale  is  made,  may  be deemed  to  be  an  underwriter,  as  that  term  is  used  in  the  1933  Act,  may  require  compliance  with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder, (3)

at  the  request  of  the  Buyer,  the  Company  shall,  from  time  to  time,  within  two  (2)  business  days of  such  request,  at  the  sole  cost  and  expense  of  the  Company,  either  (i)  deliver  to  its  transfer agent  and  registrar  for  the  Common  Stock  (the  “Transfer  Agent”)  a  written  letter  instructing and authorizing  the  Transfer  Agent  to  process  transfers  of  the  Shares  at  such  time  as  the  Buyer  has held  the  Securities  for  the  minimum  holding  period  permitted  under  Rule  144,  subject  to  the

Buyer’s  providing  to  the  Transfer  Agent  certain  customary  representations  contemporaneously with  any requested  transfer,  or  (ii)  at  the  Buyer’s  option  or  if  the  Transfer  Agent  requires  further confirmation  of  the  availability  of  an  exemption  from  registration,  furnish  to  the  Buyer  an opinion  of  the  Company’s  counsel  in  favor  of  the  Buyer  (and,  at  the  request  of  the  Buyer,  any agent  of  the  Buyer,  including  but  not  limited  to  the  Buyer’s  broker  or  clearing  firm)  and  the

Transfer  Agent,  reasonably  satisfactory  in  form,  scope  and  substance  to  the  Buyer  and  the

Transfer  Agent,  to  the  effect  that  a  contemporaneously  requested  transfer  of  shares  does  not require  registration  under  the  1933  Act,  pursuant  to  the  1933  Act,  Rule  144  or  other  regulations promulgated  under  the  1933  Act  and  (4)  neither  the  Company nor  any other  Person  is  under  any obligation  to  register  the  Securities  (other  than  pursuant  to  this  Agreement)  under  the  1933  Act or to comply with the terms and conditions of any exemption thereunder.

b.   Restrictive    Legend.

The    Buyer    acknowledges    and    agrees    that    the

Debentures,  and,  until  such  time  as  the  Shares  have  been  registered  under  the  1933  Act  as contemplated hereby and sold in accordance with an effective Registration Statement, certificates

and   other   instruments   representing   any  of   the   Securities   shall   bear   a   restrictive   legend   in

substantially the  following  form  (and  a  stop-transfer  order  may be  placed  against  transfer  of  any such Securities):

THIS    SECURITY    HAS    NOT    BEEN    REGISTERED    WITH    THE

SECURITIES      AND      EXCHANGE      COMMISSION      OR      THE

SECURITIES  COMMISSION  OF  ANY  STATE  IN  RELIANCE  UPON

AN EXEMPTION  FROM REGISTRATION UNDER THE SECURITIES

ACT   OF   1933,   AS   AMENDED   (THE   “SECURITIES   ACT”),   AND,

ACCORDINGLY,   MAY   NOT   BE   OFFERED   OR   SOLD   EXCEPT

PURSUANT   TO   AN   EFFECTIVE   REGISTRATION   STATEMENT

UNDER     THE     SECURITIES     ACT     OR     PURSUANT     TO     AN

AVAILABLE  EXEMPTION  FROM,  OR  IN  A  TRANSACTION  NOT

SUBJECT   TO,   THE   REGISTRATION   REQUIREMENTS   OF   THE

SECURITIES   ACT   AND   IN   ACCORDANCE   WITH   APPLICABLE

STATE    SECURITIES    LAWS    AS    EVIDENCED    BY    A    LEGAL

OPINION  OF  COUNSEL  TO  THE  TRANSFEROR  TO  SUCH  EFFECT,

THE     SUBSTANCE     OF     WHICH     SHALL     BE     REASONABLY

ACCEPTABLE TO THE COMPANY.

c.      [Intentionally Omitted].

d.   Securities   Filings.      The   Company   undertakes   and   agrees   to   make   all

necessary  filings  (including,  without  limitation,  a  Form  D)  in  connection  with  the  sale  of  the

Securities  to  the  Buyer  required  under  any  United  States  laws  and  regulations  applicable  to  the

Company  (including  without  limitation  state  “blue  sky”  laws),  or  by  any  domestic  securities exchange  or  trading  market,  and  to  provide  a  copy  thereof  to  the  Buyer  promptly  after  such filing.

e.    Reporting Status; Public Trading Market; DTC Eligibility.   So long as the

Buyer  and/or  Investments  beneficially  own  any  Securities,  (i)  the  Company  shall  timely  file,

prior  to  or  on  the  date  when  due,  all  reports  that  would  be  required  to  be  filed  with  the  SEC pursuant  to  Section  13  or  15(d)  of  the  Exchange  Act  if  the  Company  had  securities  registered under  Section  12(b)  or  12(g)  of  the  Exchange  Act;  (ii)  the  Company shall  not  be  operated  as,  or report,  to  the  SEC  or  any other  Person,  that  the  Company is  a  “shell  company”  or  indicate  to  the contrary  to  the  SEC  or  any  other  Person;  (iii)  the  Company  shall  take  all  other  action  under  its control necessary to ensure the availability of Rule 144 under the 1933 Act  for the sale of Shares by  the  Buyer  at  the  earliest  possible  date;  and  (iv)  the  Company  shall  at  all  times  while  any

Securities   are   outstanding   maintain   its   engagement   of   an   independent   registered   public

accounting  firm.   Except  as  otherwise  set  forth  in  Transaction  Documents,  the  Company  shall take  all  action  under  its  control  necessary  to  obtain  and  to  continue  the  listing  and  trading  of  its

Common  Stock  (including,  without  limitation,  all  Registrable  Securities)  on  the  OTC  Markets,

Inc. (“OTCM”) on the OTC Pink (“OTCP”), OTCQB (“OTCQB”), or OTCQX (“OTCQX”), and

will  comply  in  all  material  respects  with  the  Company’s  reporting,  filing  and  other  obligations

under  the  by-laws  or  rules  of  the  Financial  Industry  Regulatory  Authority  (“FINRA”).    If,  so

long  as  the  Buyer  and/or  Investments  beneficially  own  any  of  the  Securities,  the  Company receives  any  written  notice  from  the  OTCM,  FINRA,  or  the  SEC  with  respect  to  either  any alleged deficiency in the  Company’s compliance  with applicable rules and regulations (including without limitation any comments from the SEC on any of the Company’s documents filed (or the failure  to  have  made  any  such  filing)  under  the  1933  Act  or  the  Exchange  Act)  (each,  a

“Regulatory  Notice”),  then  the  Company  shall   promptly,   and  in  any  event  within  two  (2)

business  days,  provide  copies  of  the  Regulatory  Notice  to  the  Buyer,  and  shall  promptly,  and  in any  event  within  five  (5)  business  days  of  receipt  of  the  Regulatory  Notice  (a  “Regulatory

Response”),  respond  in  writing  to  the  OTCM,  FIRNA  and/or  SEC  (as  the  case  may  be),  setting forth  the  Company’s  explanation  and/or  response  to  the  issues  raised  in  the  Regulatory  Notice,

with  a  view  towards  maintaining  and/or  regaining  full  compliance  with  the  applicable  rules  and regulations of the OTCM, FIRNA and/or SEC and maintaining or regaining good standing of the

Company  with  the  OTCM,  FINRA  and/or  SEC,  as  the  case  may  be,  the  intent  being  to  ensure that  the  Company  maintain  its  reporting  company  status  with  the  SEC  and  that  its  Common

Stock  be  and  remain  available  for  trading  on  the  OTCP,  OTCQB,  or  OTCQX.   Further,  at  all

times  after  the  30th  calendar  day  after  the  date  of  this  Agreement,  the  Common  Stock  shall  be

DWAC  Operational,  and  the  Common Stock  shall not  be  subject  to any DTC  “chill”  designation or similar restriction on the clearing of the Common Stock through DTC.

f.    Use  of  Proceeds.    The  Company  shall  use  the  proceeds  from  the  sale  of  the

Debentures  for  working  capital  purposes  only subject  to  customary restrictions.  Absent  the  prior written  approval  of  a  majority  of  the  principal  amount  of  the  Debentures  then  outstanding,  the

Company shall  not  use  any portion  of  the  proceeds  of  the  sale  of  the  Debentures  to  (i)  repay any indebtedness  or  other  obligation  of  the  Company  incurred  prior  to  the  date  of  this  Agreement outside the normal course of business, (ii) pay any dividends or redemption amount on any of the

Company’s  equity  or  equity  equivalents,  (iii)  pay  any  amounts,  whether  on  account  of  debt obligations  of  the  Company  or  otherwise,  except  for  compensation,  to  any  officer,  director  or other  related  party  of  the  Company  or  (iv)  pay  deferred  compensation  or  any  compensation  to any  of  the  directors  or  officers  of  the  Company  in  excess  of  the  rate  or  amount  paid  or  accrued

during   the   fiscal   year   ended   December,   2017   (as   base   compensation   and   excluding   any

discretionary  amounts),   other   than   modest   increases   consistent   with   prior   practice   that   are

approved by the Company’s Board of Directors.

g.   Available  Shares.   Commencing on  the  date  of  execution  and  delivery of  this

Agreement,  the  Company  shall  have  and  maintain  authorized  and  reserved  for  issuance,  free from  preemptive  rights,  that  number  of  shares  equal  to  Seven  Hundred  percent  (700%)  (with  the understanding  that  Six  Hundred  percent  (600%)  shall  be  deemed  satisfactory  for  the  initial  45 calendar  days  after  the  date  of  this  Agreement)  of  the  number  of  shares  of  Common  Stock  (1)

issuable   based   upon   the   conversion   of   the   then-outstanding   Debentures   (including   accrued

interest  thereon)  as  may  be  required  to  satisfy the  conversion  rights  of  the  Buyer  pursuant  to  the terms  and  conditions  of  the Debenture  (for  the  avoidance  of  doubt,  this  shall  be  calculated  based on the applicable conversion price that would  result on or after the date that is 180 calendar days after  the  issuance  date  of  the  respective  Debenture(s)  regardless  of  the  date  of  calculation)

(without  giving  effect  to  the  4.99%  limitation  on  ownership  as  set  forth  in  the  Debentures),

provided,  however  that  for  purposes  of  the  foregoing  calculation,  the  full  indebtedness  under  the

Debentures  shall  be  deemed  immediately  convertible  and  (2)  issuable  to  the  Buyer  on  future

Closing  Dates,  based  upon  the  lowest  traded  price  per  share  of  the  Common  Stock  on  the  date

before   the   most   recent   Closing   Date   (as   reported   by   Bloomberg   LP)   (collectively   in   the

aggregate the “Required  Reserve Amount”). The Company shall monitor its compliance with the

foregoing requirements on an ongoing basis.   If at any time the Company does not have available

an  amount  of  authorized  and  non-issued  Shares  required  to  be  reserved  pursuant  to  this  Section,

then  the  Company  shall,  without  notice  or  demand  by  the  Buyer,  call  within  thirty  (30)  days  of

such  occurrence  and  hold  within  sixty  (60)  days   of  such  occurrence   a  special  meeting  of

shareholders,  for  the  sole  purpose  of  increasing  the  number  of  shares  authorized.   Management

of  the  Company  shall  recommend  to  shareholders  to  vote  in  favor  of  increasing  the  number  of

Common  Stock  authorized  at  the  meeting.   Members  of  the  Company’s  management  shall  also

vote all of their own shares in favor of increasing the number of Common Stock authorized at the

meeting.   If  the  increase  in  authorized  shares  is  approved  by the  stockholders  at  the  meeting,  the

Company   shall   implement   the   increase   in   authorized   shares   within   one   (1)   business   day

following  approval  at  such  meeting.   Alternatively,  to  the  extent  permitted  by  applicable  law,  in lieu  of  calling  and  holding  a  meeting  as  described  above,  the  Company  may,  within  thirty  (30)

days  of  the  date  when  the  Company  does  not  have  available  an  amount  of  authorized  and  non-

issued   Shares   required   to   be   reserved   as   described   above,   procure   the   written   consent   of

stockholders  to  increase  the  number  of  shares  authorized,  and  provide  the  stockholders  with notice  thereof  as  may  be  required  under  applicable  law  (including  without  limitation  Section

14(c)   of   the   Exchange   Act   and   Regulation   14C   thereunder).     Upon   obtaining   stockholder

approval  as  aforesaid,  the  Company  shall  cause  the  appropriate  increase  in  its  authorized  shares of  Common  Stock  within  one  (1)  business  day  (or  as  soon  thereafter  as  permitted  by  applicable law).  Company’s  failure  to  comply with  these  provisions  will  be  an  Event  of  Default  (as  defined in the Debentures).

h.   Reimbursement.   If  (i)  Buyer  and/or  Investments  becomes  a  party  defendant in  any  capacity  in  any  action  or  proceeding  brought  by  any  stockholder  of  the  Company,  in connection  with  or  as  a  result  of  the  consummation  of  the  transactions  contemplated  by  the

Transaction  Documents,  or  if  the  Buyer  and/or  Investments  is  impleaded  in  any  such  action,

proceeding  or  investigation  by  any  Person,  or  (ii)  the  Buyer  and/or  Investments,  other  than  by reason  of  its  own  gross  negligence,  willful  misconduct  or  breach  of  law  (as  adjudicated  by  a court of law having proper jurisdiction and such adjudication is not subject to appeal), becomes a party  defendant  in  any  capacity  in  any  action  or  proceeding  brought  by  the  SEC  against  or

involving  the   Company  or   in   connection   with   or   as   a   result   of   the   consummation   of   the

transactions  contemplated  by  the  Transaction  Documents,  or  if  the  Buyer  or  Investments  is

impleaded  in  any  such  action,  proceeding  or  investigation  by  any  Person,  then  in  any  such  case,

the  Company  shall  promptly  reimburse  the  Buyer  and/or  Investments  for  its  or  their  reasonable legal  and  other  expenses  (including  the  cost  of  any  investigation  and  preparation)  incurred  in connection  therewith.  The  reimbursement  obligations  of  the  Company under  this  paragraph  shall be  in  addition  to  any  liability  which  the  Company  may  otherwise  have,  shall  extend  upon  the same  terms  and  conditions  to  any  affiliates  of  the  Buyer  and/or  Investments  who  are  actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling  Persons  (if  any),  as  the  case  may  be,  of  the  Buyer,  Investments  and  any  such

Affiliate,  and  shall  be  binding upon  and  inure  to  the  benefit  of  any successors,  assigns,  heirs  and personal  representatives  of  the  Company,  the  Buyer,  Investments  and  any such  Affiliate  and  any

such  Person.    Except  as  otherwise  set  forth  in  the  Transaction  Documents,  the  Company  also agrees  that  neither  any  Buyer,  Investments  nor  any  such  Affiliate,  partners,  directors,  agents,

employees or controlling Persons shall have any liability to the Company or any Person asserting claims  on  behalf  of  or  in  right  of  the  Company  in  connection  with  or  as  a  result  of  the consummation of the Transaction Documents.

i.    The  Company shall  provide  the  Transfer  Agent  and/or  the  Buyer,  Investments

or  their  respective  brokerage  and/or  clearing  firm  with  all  relevant  legal  opinions  and  other documentation  requested  by  the  Buyer  or  Investments  in  connection  with  the  issuance  of  the

Conversion  Shares  or  the  Restricted  Stock,  or  the  sale  thereof,  to  confirm  the  share  issuance(s)

such  that  the  Conversion  Shares  and/or  Restricted  Stock  may  be  deposited  with  the  applicable brokerage and/or clearing firm.

j.    No   Payments   to   Affiliates   or   Related   Parties.    So   long   as   any  of   the

Debentures  remain  outstanding,  if  the  Debentures  are  in  default,  the  Company  shall  not,  absent the  prior  written  consent  of  the  holders  of  all  Debentures  then  outstanding,  make  any  payments to  any  of  the  Company’s  or  the  Subsidiaries’  respective  affiliates  or  related  parties,  including without  limitation  payments  or  prepayments  of  principal  or  interest  accrued  on  any indebtedness

or  obligation  in  favor  of  affiliates  or  related  parties.   Notwithstanding  anything  to  the  contrary

contained   herein,   the   provisions   of   this   Section   4(j)   shall   not   apply   to   payments   to   the

Subsidiaries, or other businesses in which  affiliates have an  interest, made  in the ordinary course of business and consistent with past practice as disclosed in the SEC Documents.

k.   Notice  of  Material  Adverse  Effect.    The  Company  shall  notify  the  Buyer

(and  any  subsequent  holder  of  the  Debentures),  as  soon  as  practicable  and  in  no  event  later  than three  (3)  business  days  of  the  Company’s  knowledge  of  any  Material  Adverse  Effect  on  the

Company.    For  purposes  of  the  foregoing,  “knowledge”  means  the  earlier  of  the  Company’s actual knowledge or the Company’s constructive knowledge upon due inquiry.

l.    Public  Disclosure.   Except  to  the  extent  required  by  applicable  law,  absent the  Buyer’s  prior  written  consent,  the  Company shall  not  reference  the  name  of  the  Buyer  in  any press release, securities disclosure, business plan, marketing or funding proposal.

m.  Nature   of   Transaction;   Savings   Clause.      It   is   the   parties’   express

understanding  and  agreement  that  the  transactions  contemplated  by  the  Transaction  Documents

constitute an investment and not a loan.   If nonetheless such transactions are deemed to be a loan

(as  adjudicated  by  a  court  of  law  having  proper  jurisdiction  and  such  adjudication  is  not  subject to  appeal),  the  Company  shall  not  be  obligated  or  required  to  pay  interest  at  a  rate  that  could subject  Buyer  to  either  civil  or  criminal  liability as  a  result  of  such  rate  exceeding  the  maximum rate  that  the  Buyer  is  permitted  to  charge  under  applicable  law,  and  the  Company’s  obligations under  the  Transaction  Documents  shall  not  be  void  or  voidable  on  the  basis  of  the  Buyer’s  lack

of  any  license  or  registration  as  a  lender  with  any  governmental  authority.      It  is  expressly

understood  and  agreed  by  the  parties  that  neither  the  amounts  payable  pursuant  to  Section  12,

any  redemption  premium,  remedy  upon  an  Event  of  Default  (as  defined  in  the  Debentures)  or

any   Acceleration   Amount   (as   defined   in   the   Debentures),   original   issue   discount   nor   any

investment  returns  of  the  Buyer  on  the  sale  of  the  Debentures  or  the  sale  of  any  Conversion

Shares  (whether  unrealized  or  realized)  shall  be  construed  as  interest.    If,  by  the  terms  of  the

Debentures,  any  other  Transaction  Document  or  any  other  instrument,  Buyer  is  at  any  time required  or  obligated  to  pay  interest  at  a  rate  exceeding  such  maximum  rate,  interest  payable under  the  Debenture  and/or  such  other  Transaction  Documents  or  other  instrument  shall  be computed  (or  recomputed)  at  such  maximum  rate,  and  the  portion  of  all  prior  interest  payments

(if any) exceeding such  maximum shall be applied to payment of the outstanding principal of the

Debentures.

5.   TRANSFER AGENT INSTRUCTIONS.

a.    Transfer  Agent  Instruction  Letter.   On  or  before  the  Signing  Closing  Date,

the Company shall irrevocably instruct its Transfer Agent in writing using the letter substantially in  the  form  of  Exhibit  B  annexed  hereto,  with  only  such  modifications  as  the  Buyer  agrees  to,

executed  by  the  Company,  the  Buyer  and  the  Transfer  Agent  (the  “Transfer  Agent  Instruction

Letter”),  to  (i)  reserve  that  number  of  shares  of  Common  Stock  as  is  required  under  Section  4(g)

hereof,  and  (ii)  issue  Common  Stock  from  time  to  time  upon  conversion  of  the  Debentures  in such  amounts  as  specified  from  time  to  time  by  the  Buyer  to  the  Transfer  Agent  in  a  Notice  of

Conversion,   in   such   denominations   to   be   specified   by  the   Buyer   in   connection   with   each

conversion  of  the  Debentures.     The  Transfer  Agent  shall  not  be  restricted  from  issuing  shares from  only  the  allotment  reserved  hereunder  for  the  Conversion  Amount  (as  defined  in  the

Debentures),  but  instead  may,  to  the  extent  necessary  to  satisfy  the  amount  of  shares  issuable

upon   conversion,   issue   shares   above   and   beyond   the   amount   reserved   on   account   of   the

Conversion Amount, without any additional instructions or authorization from the Company, and the  Company  shall  not  provide  the  Transfer  Agent  with  any  instructions  or  documentation

contrary to  the  foregoing.   As  of  the  date  of  this  Agreement,  the  Transfer  Agent  is  Action  Stock

Transfer  Corporation.    The  Company  shall  at  all  times  while  any  Debentures  are  outstanding

engage  a  Transfer  Agent  which  is  a  party  to  the  Transfer  Agent  Instruction  Letter.   If  for  any

reason  the  Company’s  Transfer  Agent  is  not  a  signatory of  the  Transfer  Agent  Instruction  Letter

while   any   Debentures   or   Restricted   Stock   are   outstanding   and   held   by   the   Buyer   and/or

Investments, then such Transfer Agent shall nonetheless be deemed bound by the Transfer Agent

Instruction  Letter,  and  the  Company  shall  neither  (i)  permit  the  Transfer  Agent  to  disclaim,

disregard  or  refuse  to  abide  by  the  Transfer  Agent’s  obligations,  terms  and  agreements  set  forth in  the  Transfer  Agent  Instruction  Letter,  nor  (ii)  issue  any  instructions  to  the  Transfer  Agent contrary  to  the  obligations,  terms  and  agreements  set  forth  in  the  Transfer  Agent  Instruction

Letter  .    The  Company  shall  not  terminate  the  Transfer  Agent  or  otherwise  change  Transfer

Agents  without  at  least  fifteen  (15)  days  prior  written  notice  to  the  Buyer  and  with  the  Buyer’s

prior  written   consent   to  such   change,   which   the   Buyer   may  grant  or   withhold  in  its  sole

discretion.   The  Company  shall  continuously  monitor  its  compliance  with  the  share  reservation requirements  and,  if  and  to  the  extent  necessary  to  increase  the  number  of  reserved  shares  to remain  and  be  at  least  the  Required  Reserve  Amount  to  account  for  any  decrease  in  the  Market

Price  of  the  Common  Stock,  the  Company  shall  immediately  (and  in  any  event  within  one  (1)

business  day)  notify  the  Transfer  Agent  in  writing  of  the  reservation  of  such  additional  shares,

provided  that  in  the  event  that  the  number  of  shares  reserved  for  conversion  of  the  Debentures  is less  than  the  Required  Reserve  Amount,  the  Buyer  may also  directly instruct  the  Transfer  Agent to  increase  the  reserved  shares  as  necessary  to  satisfy  the  minimum  reserved  share  requirement,

and  the  Transfer  Agent  shall  act  accordingly,  provided,  further,  that  the  Company  shall  within one  (1)  business  day  provide  any  written  confirmation,  assent  or  documentation  thereof  as  the

Transfer Agent may request to act upon a share increase instruction delivered by the Buyer.   The

Company  shall  provide  the  Buyer  with  a  copy  of  all  written  instructions  to  the  Company’s

Transfer Agent with respect to the reservation of shares simultaneously with the issuance of such

instructions  to  the  Transfer  Agent.   The  Company  covenants  that  no  instruction  other  than  such instructions  referred  to  in  this  Section  5  and  stop  transfer  instructions  to  give  effect  to  Section

4(a)  hereof  prior  to  registration  and  sale  of  the  Conversion  Shares  under  the  1933  Act  will  be given  by  the  Company  to  the  Transfer  Agent  and  that  the  Conversion  Shares  shall  otherwise  be freely transferable on the books and records of the Company as and to the extent provided in this

Agreement  and  applicable  law.   If  the  Buyer  provides  the  Company  and/or  the  Transfer  Agent with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the  Buyer  of  any  of  the  Securities  in  accordance  with  clause  (1)(B)  of  Section  4(a)  of  this

Agreement  is  not  required  under  the  1933  Act,  the  Company  shall  (except  as  provided  in  clause

(2)  of  Section  4(a)  of  this  Agreement)  permit  the  de-legending  or  transfer  of  the  Securities  and,

in  the  case  of  the  Conversion  Shares,  instruct  the  Company’s  Transfer  Agent  to  issue  one  or more  certificates  for  Common  Stock  without  legend  in  such  name  and  in  such  denominations  as specified by the Buyer.

b.   Conversion.   (i)  The  Company  shall  permit  the  Buyer  to  exercise  the  right  to convert  the  Debentures  by  faxing,  emailing  or  delivering  overnight  an  executed  and  completed

Notice of Conversion to the Company or the Transfer Agent.   If so requested by the Buyer or the

Transfer  Agent,  the  Company shall  within  one  (1)  business  day respond  with  its  endorsement  so as  to  confirm  the  outstanding  principal  amount  of  any  Debenture  submitted  for  conversion  or

shall   reconcile   any   difference   with   the   Buyer   promptly   after   receiving   such   Notice   of

Conversion.

(ii)

The   term   “Conversion   Date”   means,   with   respect   to   any   conversion

elected  by the  holder  of  the Debentures,  the date  specified  in the  Notice  of Conversion, provided the  copy  of  the  Notice  of  Conversion  is  given  either  via  mail  or  facsimile  to  or  otherwise delivered  to  the  Transfer  Agent  and/or  the  Company in  accordance  with  the  provisions  hereof  so that it is received by the Transfer Agent and/or the Company on or before such specified date.

(iii)      The  Company  shall  deliver  (or  will  cause  the  Transfer  Agent  to  deliver)

the  Conversion  Shares  issuable  upon  conversion  as  follows:   (1)  if  the  Company  is  then  DWAC

Operational,  via  DWAC,  (2)  if  the  Common  Stock  is  then  eligible  for  the  Depository  Trust

Company’s  Direct  Registration  System  (“DRS”),  if  so  requested  by  the  Buyer,  or  (3)  if  the

Company  is  not  then  DWAC  Operational  or  the  Common  Stock  is  not  then  eligible  for  DRS,  in certificated  form,  to  the  Buyer  at  the  address  specified  in  the  Notice  of  Conversion  (which  may be  the  Buyer’s  address  for  notices  as  contemplated  by  Section  10  hereof  or  a  different  address)

via express courier, in each case  within two (2) business days  (the “Delivery Date”) after (A) the

business   day   on   which   the   Company   or   the   Transfer   Agent   has   received   the   Notice   of

Conversion  (by  facsimile,  email  or  other  delivery)  or  (B)  the  date  on  which  payment  of  interest and  principal  on  the  Debentures,  which  the  Company  has  elected  to  pay  by  the  issuance  of

Common Stock, as contemplated by the Debentures, was due, as the case may be.

c.    Failure  to  Timely  Issue Conversion  Shares  or De-Legended  Shares.     The

Company’s  failure  to  issue  and  deliver  Conversion  Shares  to  the  Buyer  (either  by  DWAC,  DRS or  in  certificated  form,  as  required  by  Section  5(b))  on  or  before  the  Delivery  Date  shall  be considered  an  Event  of  Default,  which  shall  entitle  the  Buyer  to  certain  remedies  set  forth  in  the

Debentures  and  provided  by  applicable  law.    Similarly,  the  Company’s  failure  to  issue  and

deliver  Common  Stock  in  unrestricted  form  without  a  restrictive  legend  when  required  under  the

Transaction  Documents  shall entitle the  Buyer to  damages  for the diminution in value  (if  any)  of the  relevant  shares  between  the  date  delivery  was  due  versus  the  date  ultimately  delivered  in

unrestricted  form.    The  Company  acknowledges  that  its  failure  to  timely  honor  a  Notice  of

Conversion  (or  the  occurrence  of  any  other  Event  of  Default)  shall  cause  definable  financial hardship  on  the  Buyer(s)  and  that  the  remedies  set  forth  herein  and  in  the  Debentures  are reasonable and appropriate.

d.   Duties of Company; Authorization.  The Company shall inform the Transfer

Agent  of  the  reservation  of  shares  contemplated  by  Section  4(g)  and  this  Section  5,  and  shall keep  current  in  its  payment  obligations  to  the  Transfer  Agent  such  that  the  Transfer  Agent  will continue  to  process  share  transfers  and  the  initial  issuance  of  shares  of  Common  Stock  upon  the

conversion  of  Debentures.   The  Company hereby authorizes  and  agrees  to  authorize  the  Transfer

Agent  to  correspond  and  otherwise  communicate  with  the  Buyer  or  their  representatives  in

connection  with  the  foregoing  and  other  matters  related  to  the  Common  Stock.    Further,  the

Company hereby authorizes the Buyer or its representative to provide instructions to the Transfer

Agent  that  are  consistent  with  the  foregoing  and  instructs  the  Transfer  Agent  to  honor  any  such

instructions.   Should  the  Company  fail  for  any  reason  to  keep  current  in  its  payment  obligations to  the  Transfer  Agent,  the  Buyer  and/or  Investments  may  pay  such  amounts  as  are  necessary  to compensate  the  Transfer  Agent  for  performing  its  duties  with  respect  to  share  reservation,

issuance  of  Conversion  Shares  and/or  de-legending  certificates  representing  Restricted  Stock,

and  all  amounts  so  paid  shall  be  promptly  reimbursed  by  the  Company.   If  not  so  reimbursed

within thirty (30) days, such amounts shall, at the option of the Buyer and without prior notice to or consent of the Company, be added to the principal amount due under the Debenture(s) held by the  Buyer,  whereupon  interest  will  begin  to  accrue  on  such  amounts  at  the  rate  specified  in  the

Debentures.

e.    Effect  of  Bankruptcy.   The  Buyer  shall  be  entitled  to  exercise  its  conversion privilege  with  respect  to  the  Debentures  notwithstanding  the  commencement  of  any  case  under

11 U.S.C. §101 et seq. (the “Bankruptcy Code”).   In the event the Company is a debtor under the

Bankruptcy  Code,  the  Company  hereby  waives,  to  the  fullest  extent  permitted,  any  rights  to

relief  it  may  have  under  11  U.S.C.  §362  in  respect  of  the  Buyer’s  conversion  privilege.    The

Company hereby waives,  to the fullest extent permitted, any rights to relief it may have under 11

U.S.C.  §362  in  respect  of  the  conversion  of  the  Debentures.   The  Company  agrees,  without  cost

or  expense  to  the  Buyer,  to  take  or  to  consent  to  any  and  all  action  necessary  to  effectuate  relief under 11 U.S.C. §362.

6.   CLOSINGS.

a.    Signing   Closing.      Promptly   upon   the   execution   and   delivery   of   this

Agreement,  the  Signing  Debenture,  Warrant,  and  all  conditions  in  Sections  7  and  8  herein  are met  (the  “Signing  Closing  Date”),  (A)  the  Company shall  deliver  to  the  Buyer  the  following:  (i)

the Signing Debenture and Warrant; (ii) the Transfer Agent  Instruction Letter; (iii) duly executed counterparts  of  the  Transaction  Documents;  and  (iv)  an  officer’s  certificate  of  the  Company confirming  the  accuracy  of  the  Company’s  representations  and  warranties  contained  herein,  and

(B) the Buyer shall deliver to the Company the following:  (i) the Signing Purchase Price and (ii)

duly  executed  counterparts  of  the  Transaction  Documents  (as  applicable).   The  Company  shall

immediately  pay  the  fees  due  under  Section  12  of  this  Agreement  upon  receipt  of  the  Signing

Purchase  Price  if  Buyer  does  not  withhold  such  amounts  from  the  Signing  Purchase  Price pursuant to Section 12.

b.   Second  Closing.    At  any  time  after  sixty  (60)  days  following  the  Signing

Closing  Date,  subject  to  the  mutual  agreement  of  the  Buyer  and  the  Company,  for  the  “Second

Closing  Date”  and  subject  to  satisfaction  of  the  conditions  set  forth  in  Sections  7  and  8,  (A)  the

Company shall  deliver  to  the  Buyer  the  following:  (i)  the Second  Debenture  and  Warrant;  (ii) an

amendment to the Transfer Agent Instruction Letter instructing the Transfer Agent to reserve that number  of  shares  of  Common  Stock  as  is  required  under  Section  4(g)  hereof,  if  necessary;  and

(iii)  an  officer’s  certificate  of  the  Company  confirming,  as  of  the  Second  Closing  Date,  the

accuracy   of   the   Company’s   representations   and   warranties   contained   herein   and   updating

Schedules  3(b),  3(c)  and  3(k)  as  of  the  Second  Closing  Date,  and  (B)  the  Buyer  shall  deliver  to the Company the Second Purchase Price.

c.    Location  and  Time  of  Closings.   Each  Closing  shall  be  deemed  to  occur  on

the  related  Closing  Date  at  the  office  of  the  Buyer’s  counsel  and  shall  take  place  no  later  than

5:00  P.M.,  east  coast  time,  on  such  day  or  such  other  time  as  is  mutually  agreed  upon  by  the

Company and the Buyer.

7.   CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The Company’s obligation to sell the Debentures to the Buyer pursuant to this Agreement on each Closing Date is conditioned upon:

a.    Purchase  Price.   Delivery  to  the  Company  of  good  funds  as  payment  in  full of  the  respective  Purchase  Price  for  the  Debentures  at  each  Closing  in  accordance  with  this

Agreement;

b.   Representations  and  Warranties;  Covenants.   The  accuracy on  the  Closing

Date  of  the  representations  and  warranties  of  the  Buyer  contained  in  this  Agreement,  each  as  if made on such date, and the performance by the Buyer on or before such date of all covenants and agreements of the Buyer required to be performed on or before such date; and

c.    Laws  and  Regulations;  Consents  and  Approvals.    There  shall  not  be  in

effect  any law,  rule  or  regulation  prohibiting  or  restricting  the  transactions  contemplated  hereby,

or requiring any consent or approval which shall not have been obtained.

8.   CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE.

The Buyer’s obligation to purchase the Debentures at each Closing is conditioned upon:

a.    Transaction  Documents.   The  execution  and  delivery  of  this  Agreement  by

the Company;

b.   Debenture(s).  Delivery by the Company to the Buyer of the Debentures to be

purchased in accordance with this Agreement;

c.    Section  4(2)  Exemption.  The  Debentures  and  the  Conversion  Shares  shall  be exempt from registration under the Securities Act of 1933 (as amended), pursuant to Section 4(2)

thereof;

d.    DWAC Status.  The Common Stock shall be DWAC Operational;

e.    Representations  and  Warranties;  Covenants.  The  accuracy  in  all  material respects  on  the  Closing  Date  of  the  representations  and  warranties  of  the  Company  contained  in this Agreement, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

f.    Good-faith  Opinion.   It  should  be  Buyer’s  reasonable  belief  that  (i)  no  Event of  Default  under  the  terms  of  any  outstanding  indebtedness  of  the  Company shall  have  occurred or  would  likely  occur  with  the  passage  of  time  and  (ii)  no  material  adverse  change  in  the financial condition or business operations of the Company shall have occurred;

g.   Legal  Proceedings.   There  shall  be  no  litigation,  criminal  or  civil,  regulatory impairment  or  other  legal  and/or  administrative  proceedings  challenging  or  seeking  to  limit  the

Company’s ability to issue the Securities or the Common Stock;

h.   [Reserved];

i.    Corporate  Resolutions.   Delivery  by  the  Company  to  the  Buyer  a  copy  of

resolutions  of  the  Company’s  board  of  directors,  approving  and  authorizing  the  execution,

delivery  and  performance  of  the  Transaction  Documents  and  the  transactions  contemplated thereby in the form attached hereto as Exhibit C (the “Irrevocable Resolutions”);

j.    Officer’s  Certificate.   Delivery  by  the  Company  to  the  Buyer  of  a  certificate of the Chief Executive Officer of the Company in the form attached hereto as Exhibit D;

k.   Search  Results.   Delivery  by  the  Company  to  the  Buyer  of  copies  of  UCC search  reports,  issued  by  the  Secretary of  State  of  the  state  of  incorporation  of  the  Company and each  Subsidiary,  dated  such  a  date  as  is  reasonably  acceptable  to  Buyer,  listing  all  effective financing  statements  which  name  the  Company  or  Subsidiary  (as  applicable),  under  its  present name and any previous names, as debtor, together with copies of such financing statements;

l.    Certificate  of  Good  Standing.   Delivery  by  the  Company  to  the  Buyer  of  a

copy  of  a  certificate  of  good  standing  with  respect  to  the  Company,  issued  by  the  Secretary  of

State  of  the  state  of  incorporation  of  the  Company,  dated  such  a  date  as  is  reasonably acceptable to Buyer, evidencing the good standing thereof;

m.  Laws  and  Regulations;  Consents  and  Approvals.    There  shall  not  be  in

effect  any law,  rule  or  regulation  prohibiting  or  restricting  the  transactions  contemplated  hereby,

or requiring any consent or approval which shall not have been obtained; and

n.   Adverse  Changes.    From  and  after  the  date  hereof  to  and  including  each

Closing  Date,  (i)  the  trading  of  the  Common  Stock  shall  not  have  been  suspended  by  the  SEC,

FINRA,  or  any  other  governmental  or  self-regulatory  organization,  and  trading  in  securities generally  on  OTCM  shall  not  have  been  suspended  or  limited,  nor  shall  minimum  prices  been established  for  securities  traded  on  the  OTCM;  (ii)  there  shall  not  have  occurred  any outbreak  or escalation  of  hostilities  involving  the  United  States  or  any  material  adverse  change  in  any

financial   market   that   in   either   case   in   the   reasonable   judgment   of   the   Buyer   makes   it

impracticable or inadvisable to purchase the Debentures.

9.   GOVERNING LAW; MISCELLANEOUS.

a.    MANDATORY    FORUM   SELECTION.

ANY   DISPUTE   ARISING

UNDER,  RELATING  TO,  OR  IN  CONNECTION  WITH  THE  AGREEMENT  OR  RELATED

TO    ANY    MATTER    WHICH    IS    THE    SUBJECT    OF    OR    INCIDENTAL    TO    THE

AGREEMENT   (WHETHER   OR   NOT   SUCH   CLAIM   IS   BASED   UPON   BREACH   OF

CONTRACT  OR  TORT)  SHALL  BE  SUBJECT  TO  THE  EXCLUSIVE  JURISDICTION  AND

VENUE   OF   THE   STATE   AND/OR   FEDERAL   COURTS   LOCATED   IN   MIAMI-DADE

COUNTY,   FLORIDA.    THIS   PROVISION   IS   INTENDED   TO   BE   A   “MANDATORY”

FORUM     SELECTION     CLAUSE     AND     GOVERNED     BY     AND     INTERPRETED

CONSISTENTLY WITH FLORIDA LAW.

b.   Governing  Law.    Except  in  the  case  of  the  Mandatory  Forum  Selection clause  above,  this  Agreement  shall  be  delivered  and  accepted  in  and  shall  be  deemed  to  be contracts  made  under  and  governed  by  the  internal  laws  of  the  State  of  Nevada,  and  for  all purposes  shall  be  construed  in  accordance  with  the  laws  of  the  State  of  Nevada,  without  giving

effect  to  the  choice  of   law  provisions.     To  the  extent  determined  by  the  applicable  court

described  above,  the  Company  shall  reimburse  the  Buyer  for  any  reasonable  legal  fees  and disbursements  incurred  by  the  Buyer  in  enforcement  of  or  protection  of  any  of  its  rights  under any of the Transaction Documents.

c.    Waivers.    Failure  of  any  party  to  exercise  any  right  or  remedy  under  this

Agreement or otherwise,  or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.   Successors  and  Assigns.   This  Agreement  shall  inure  to  the  benefit  of  and  be binding upon the successors and assigns of each of the parties hereto.

e.    Construction.  All pronouns and any variations thereof refer to the masculine,

feminine or neuter, singular or plural, as the context may require.

f.    Facsimiles;   E-mails.     A   facsimile   or   email   transmission   of   this   signed

Agreement  or  a  Notice  of  Conversion  under  the  Debentures  shall  be  legal  and  binding  on  all parties hereto.  Such electronic signatures shall be the equivalent of original signatures.

g.   Counterparts.   This  Agreement  may  be  signed  in  one  or  more  counterparts,

each of which shall be deemed an original.

h.   Headings.   The  headings  of  this  Agreement  are  for  convenience  of  reference and shall not form part of, or affect the interpretation of, this Agreement.

i.    Enforceability.     If   any   provision   of   this   Agreement   shall   be   invalid   or

unenforceable  in  any jurisdiction,  such  invalidity  or  unenforceability  shall  not  affect  the  validity or  enforceability  of  the  remainder  of  this  Agreement  or  the  validity  or  enforceability  of  this

Agreement in any other jurisdiction.

j.    Amendment.   This  Agreement  may  be  amended  only  by  the  written  consent of  a  majority  in  interest  of  the  holders  of  the  Debentures  and  an  instrument  in  writing  signed  by the Company.

k.   Entire  Agreement.    This  Agreement,  together  with  the  other  Transaction

Documents,  supersedes  all  prior  agreements  and  understandings  among  the  parties  hereto  with respect to the subject matter hereof.

l.    No Strict Construction.   This Agreement shall be construed as if both Parties

had equal say in its drafting, and thus shall not be construed against the drafter.

m.  Further  Assurances.   Each  party  shall  do  and  perform,  or  cause  to  be  done and  performed,  all  such  further  acts  and  things,  and  shall  execute  and  deliver  all  such  other agreements,  certificates,  instruments  and  documents,  as  the  other  party  may  reasonably  request

in   order   to   carry   out   the   intent   and   accomplish   the   purposes   of   this   Agreement   and   the

consummation of the transactions contemplated hereby.

10. NOTICES.

Any  notice  required  or  permitted  hereunder  shall  be  given  in  writing  (unless  otherwise specified herein) and shall be deemed effectively given on the earliest of:

a.    the  date  delivered,  if  delivered  by  personal  delivery  as  against  written  receipt therefor or by confirmed facsimile or email transmission,

b.   the  third  (3rd)  business  day  after  deposit,  postage  prepaid,  in  the  United  States

Postal Service by registered or certified mail, or

c.    the  first  (1st)  business  day  after  deposit  with  a  recognized  courier  service  (e.g.

FedEx,  UPS,  DHL,  US  Postal  Service)  for  delivery  by  next-day  express  courier,  with  delivery costs and fees prepaid,

in  each  case,  addressed  to  each  of  the  other  parties  thereunto  entitled  at  the  following  addresses

(or  at  such  other  addresses  as  such  party may designate  by ten  (10)  days’  advance  written  notice similarly given to each of the other parties hereto):

COMPANY:

Parallax Health Sciences, Inc.

1327 Ocean Avenue, Suite B

Santa Monica, CA 90401

Attention:  Paul Arena, Chief Executive Officer

Email:  Paul@ParallaxCare.com

With copies to (which shall not constitute notice):

_______________________________

_______________________________

_______________________________

Attention:  ______________________

Email:  _________________________

BUYER:

Peak One Opportunity Fund, L.P.

333 South Hibiscus Drive

Miami Beach, FL 33139

Attention:  Jason Goldstein

Email:  jgoldstein@peakoneinvestments.com

With copies to (which shall not constitute notice):

Anthony L.G., PLLC

330 Clematis Street, Suite 217

West Palm Beach, FL 33401

Attention:  Chad Friend, Esq., LL.M.

Email:  CFriend@AnthonyPLLC.com

11. SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES.  The  Company’s

representations   and   warranties   herein   shall   survive   for   so   long   as   any   Debentures   are

outstanding, and shall inure to the benefit of the Buyer, its successors and assigns.

12. FEES; EXPENSES.

a.    Commitment  Fee.    A  non-accountable  fee  (the  “Commitment  Fee”)  of  (i)

Five  Thousand  and  00/100  Dollars  ($5,000.00)  on  the  Signing  Closing  Date  (with  respect  to  the

Signing  Debenture),  and  Five  Thousand  and  00/100  Dollars  ($5,000.00)  on  the  Second  Closing

Date  (with  respect  to  the  Second  Debenture),  shall  be  withheld  from  the  purchase  price  of  the respective  debenture  to  cover  the  Buyer’s  accounting  fees,  legal  fees,  and  other  transactional

costs   incurred   in   connection   with   the   transactions   contemplated   by   this   Agreement.     The

Commitment  Fee  shall  be  paid  on  the  respective  closing  dates  if  Buyer  does  not  withhold  such

amounts from the respective purchase price pursuant to Section 12(b).   In  addition, at the time of

Buyer’s  funding  of  each  Debenture,  the  Company  shall  issue  to  Investments  as  a  commitment fee,  a  common  stock  purchase  warrant  to  purchase  300,000  shares  of  the  Company’s  common stock  pursuant  to  the  terms  of  the  Warrant  (all  common  stock  purchase  warrants  issuable

hereunder,   including  now   and   in   the   future,   shall   be   referred   to,   in   the   aggregate,   as   the

“Warrant”).

b.   Disbursements.   In   furtherance   of   the   foregoing,   the   Company   hereby

authorizes  the  Buyer  to  deduct  the  cash  portion  of  the  Commitment  Fee  from  the  Signing

Purchase Price and Second Purchase Price, and transmit same to the respective payee.

[Signature Page Follows]

IN  WITNESS  WHEREOF,  this  Agreement  has  been  duly  executed  by  the  Buyer  and the Company as of the date first set forth above.

COMPANY:

PARALLAX HEALTH SCIENCES, INC.

By:   ______________________________________

Name:  Paul Arena

Title:    Chief Executive Officer

BUYER:

PEAK ONE OPPORTUNITY FUND, L.P.

By:    Peak One Investments, LLC,

General Partner

By:  ___________________________________

Name: Jason Goldstein

Title:   Managing Member

[Signature Page to Securities Purchase Agreement]

SCHEDULE 3(b)

COMPANY ORGANIZATION CHART

Subsidiary / Affiliate

Jurisdiction of Incorporation

Percentage of Ownership

Name and Relationship

SCHEDULE 3(c)

COMPANY CAPITALIZATION TABLE

COMMON STOCK AND COMMON STOCK EQUIVALENTS

ISSUED, OUTSTANDING AND RESERVED

DESCRIPTION

AMOUNT

Authorized Common Stock

Authorized Capital Stock

Authorized Common Stock

Issued Common Stock

Outstanding Common Stock

Treasury Stock

Authorized, but unissued

Authorized Preferred Stock

Issued Preferred Stock

Reserved for Equity Incentive Plans

Reserved for Convertible Debt

Reserved for Options and Warrants

Reserved for Other Purposes

TOTAL COMMON STOCK AND COMMON

STOCK EQUIVALENTS OUTSTANDING

EXHIBITS

Exhibit A

FORM OF DEBENTURE

Exhibit B

FORM OF TRANSFER AGENT INSTRUCTION LETTER

Exhibit C

FORM OF RESOLUTIONS OF THE BOARD OF DIRECTORS

Exhibit D

FORM OF OFFICER’S CERTIFICATE

EXHIBIT A

FORM OF DEBENTURE

(see attached)

EXHIBIT B

PARALLAX HEALTH SCIENCES, INC.

IRREVOCABLE TRANSFER AGENT INSTRUCTION LETTER

(see attached)

EXHIBIT C

IRREVOCABLE CORPORATE RESOLUTIONS OF THE

BOARD OF DIRECTORS OF

PARALLAX HEALTH SCIENCES, INC.

(see attached)

EXHIBIT D

OFFICER'S CERTIFICATE

(see attached)

EXHIBIT I

ARTICLES OF INCORPORATION

(see attached)

EXHIBIT II

BYLAWS

(see attached)

EXHIBIT III

RESOLUTIONS OF THE BOARD OF DIRECTORS

(see attached)